Deferred Acquisition Costs and Deferred Sales Inducements	12 Months Ended
Dec. 31, 2021
Insurance [Abstract]
Deferred Acquisition Costs and Deferred Sales Inducements	Deferred Acquisition Costs and Deferred Sales Inducements

Deferred Acquisition Costs

Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred acquisition costs. These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including net gains (losses) on derivatives and investments, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including net gains (losses) on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest. Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed. Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of deferred acquisition costs. Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization. Other than the amounts related to the Athene Reinsurance Transaction in 2020 noted below, no such write-offs were required for 2021, 2020, and 2019.

As available-for-sale debt securities are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available-for-sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2021 and 2020, deferred acquisition costs decreased by $60 million and $140 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels. The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns. Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.15% for 2021 and 2020, after external investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. At December 31, 2021 and 2020, projected returns under mean reversion were within the range bound by the 15% cap and 0% floor. At both December 31, 2021 and 2020, projected returns after the next five years were set at 7.15%.

The Company evaluated the recoverability of previously established deferred acquisition cost assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining deferred acquisition costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of deferred acquisition costs for the year ended December 31, 2020 included a write-off of $626 million, related to the blocks of fixed and fixed index annuity business, as a result of the Athene transaction.

The balances of, and changes, in deferred acquisition costs were as follows (in millions):

	Years Ended December 31,
	2021	2020	2019
Balance, beginning of period	$13,897	$12,334	$11,067
Deferrals of acquisition costs	789	739	796
Amortization	(519)	534	1,003
Unrealized investment (gains) losses	79	290	(532)
Balance, end of period	14,246	13,897	12,334
Actuarial Assumption Changes (Unlocking)

Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include, but may not be limited to, policyholder behavior, mortality rates, expenses, projected hedging costs, investment returns and policy crediting rates. Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity guaranteed benefit reserves are adjusted with a corresponding benefit or charge to net income.

Deferred Sales Inducements

Certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred sales inducement costs. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as deferred sales inducements and included in other assets. Deferred sales inducements (“DSI”) are increased by interest thereon and amortized into income in proportion to estimated gross profits, including net gains (losses) on derivatives and investments. Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization. Other than the amounts related to the Athene Reinsurance Transaction in 2020 noted below, no such write-offs were required for 2021, 2020, and 2019.

The Company evaluated the recoverability of previously established deferred acquisition costs and deferred sales inducement assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining deferred acquisition costs and deferred sales inducement costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of deferred sales inducement costs for the year ended December 31, 2020 included a write-off of $138 million, related to the blocks of fixed and fixed index annuity business, as a result of the Athene transaction.

The balances of and changes in deferred sales inducements, which are reported in other assets, were as follows (in millions):

	Years Ended December 31,
	2021	2020	2019
Balance, beginning of year	$1	$54	$145
Deferrals of sales inducements	1	3	11
Amortization	(2)	(144)	(22)
Unrealized investment losses (gains)	1	88	(80)
Balance, end of year	1	1	54